Exhibit 99.1

GameSquare Stockholders Approve All Proposals at 2026 Annual Stockholder Meeting

FRISCO, TX / ACCESS Newswire / June 22, 2026 / GameSquare Holdings, Inc. (NASDAQ:GAME) (“GameSquare” or the “Company”) today announced that at its 2026 Annual Meeting of Stockholders held on June 18, 2026, the Company’s stockholders voted to:

●	Elect two Class II members to our Board of Directors;

●	Ratify the appointment of Kreston GTA as its independent registered public accounting firm;

●	Approve, by a non-binding advisory vote, the compensation of our named executive officers; and,

●	Approve a merger agreement with a wholly owned subsidiary of the Company for the purpose of restating the Company’s Certificate of Incorporation.

“I want to thank all the stockholders who voted at our Annual Meeting of Stockholders,” said Justin Kenna, CEO of GameSquare. “With all proposals passing, our stockholders have enabled a streamlined corporate structure capable of faster decision-making, validated our vision, and ensured we have the flexibility to pursue our strategic growth plan. We have a committed team, strong client relationships, an expanding set of capabilities and growing confidence in our ability to deliver on our objectives in 2026 and beyond.”

The official voting results for each proposal voted on by stockholders are being filed with the Securities and Exchange Commission and are available at www.sec.gov.

About GameSquare Holdings, Inc.

GameSquare (NASDAQ:GAME) is a cutting-edge media, entertainment, and technology company transforming how brands and publishers connect with Gen Z, Gen Alpha, and Millennial audiences. With a platform that spans award-winning creative services, advanced analytics, and FaZe Esports, one of the most iconic gaming organizations, we operate one of the largest gaming media networks in North America. As a digital-native business, GameSquare provides brands with unparalleled access to world-class creators and talent, delivering authentic connections across gaming, esports, and youth culture.

To learn more, visit www.gamesquare.com.

Forward-Looking Statements:

This news release contains “forward-looking information” and “forward-looking statements” (collectively, “forward-looking statements”) within the meaning of the applicable securities legislation. All statements, other than statements of historical fact, are forward-looking statements and are based on expectations, estimates and projections as at the date of this news release. Any statement that involves discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions, future events or performance (often but not always using phrases such as “expects”, or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “budget”, “scheduled”, “forecasts”, “estimates”, “believes” or “intends” or variations of such words and phrases or stating that certain actions, events or results “may” or “could”, “would”, “might” or “will” be taken to occur or be achieved) are not statements of historical fact and may be forward-looking statements. In this news release, forward-looking statements relate, among other things, to: future performance, revenue, growth and profitability, and the Company’s ability to execute on its current and future business plans. These forward-looking statements are provided only to provide information currently available to us and are not intended to serve as and must not be relied on by any investor as, a guarantee, assurance or definitive statement of fact or probability. Forward-looking statements are necessarily based upon a number of estimates and assumptions. which include, but are not limited to: the Company’s ability to grow its business and being able to execute on its business plans, the success of Company’s vendors and partners in their provision of services to the Company, the Company being able to recognize and capitalize on opportunities and the Company continuing to attract qualified personnel to support its development requirements. These assumptions, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors which may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include, but are not limited to: the Company’s ability to achieve its objectives, the Company successfully executing its growth strategy, the ability of the Company to obtain future financings or complete offerings on acceptable terms, failure to leverage the Company’s portfolio across entertainment and media platforms, dependence on the Company’s key personnel and general business, economic, competitive, political and social uncertainties. These risk factors are not intended to represent a complete list of the factors that could affect the Company which are discussed in the Company’s most recent MD&A. There can be no assurance that forward-looking statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on the forward-looking statements and information contained in this news release. GameSquare assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

GameSquare Investor Relations

Andrew Berger

Phone: (216) 464-6400

Email: ir@gamesquare.com

GameSquare Media Relations

Chelsey Northern / The Untold

Phone: (254) 855-4028

Email: pr@gamesquare.com